GOF P-8 08/09

SUPPLEMENT DATED AUGUST 17, 2009
TOTHE CURRENTLY EFFECTIVE PROSPECTUS

OF EACH OF THE LISTED FUNDS

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund And
Franklin Total Return Fund

Franklin Custodian Funds

Franklin Income Fund

Templeton Income Trust

Templeton Global Total Return Fund

The Prospectus is amended as follows:

1. For Franklin Income Fund, the second paragraph under the section "Goal and Strategies – Main Investment Strategies" is revised as follows:

Debt securities obligate the issuer to repay a loan of money at a future date and generally provide for the payment of interest on the amount borrowed to the bond or note holders. Debt securities include all varieties of fixed, floating and variable rate instruments including secured and unsecured bonds, bonds convertible into common stock, mortgage securities and other asset-backed securities, debentures, zero coupon bonds, notes, and short-term debt instruments. Debt securities tend to increase in value when interest rates decline and decrease in value when interest rates rise. Lower-rated debt securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk.

2. For all Funds listed above, the following is added under the "Goals and Strategies - Main Investment Strategies":

In connection with the purchase of certain asset-backed securities and commercial mortgage-backed securities ("TALF ABS"), the Fund may borrow from the Federal Reserve Bank of New York ("NY Fed") under its Term Asset-Backed Securities Loan Facility ("TALF"). Pursuant to the TALF Program, the Fund may receive one or more three- to five-year term non-recourse loans to purchase TALF ABS in return for the payment of a haircut amount (usually 5-15% of the loan amount) and a pledge of the TALF ABS.

3.     For all Funds listed above, the following is added under the "Main Risks" section:

Borrowing Because the Fund may borrow money from the NY Fed under the TALF Program, the Fund may engage in leverage by gaining exposure to a TALF ABS through the payment of a relatively small haircut amount and borrowing the remainder of the purchase price. Such borrowings may exaggerate the effect of any increase or decrease in the value of the TALF ABS on the Fund’s net asset value and will subject the Fund to interest and other costs (including administrative fees) associated with the TALF Program. However, such borrowings are non-recourse to the Fund, which should limit some of the risks of leverage.

4. For Franklin Income Fund and Templeton Global Total Return Fund, the following is added under the "Main Risks" section":

Mortgage-Backed Securities and Asset-Backed Securities

Mortgage-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. The Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancing or foreclosure on the underlying mortgage loans. To the Fund this means a loss of anticipated interest, and a portion of its principal investment represented by any premium the Fund may have paid. Mortgage prepayments generally increase when interest rates fall.

Mortgage-backed securities also are subject to extension risk. An unexpected rise in interest rates could reduce the rate of prepayments on mortgage-backed securities and extend their life. This could cause the price of the mortgage-backed securities and the Fund's share price to fall and would make the mortgage-backed securities more sensitive to interest rate changes.

Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.

Please keep this supplement for future reference.

GOF SA-7 08/09

SUPPLEMENT DATED AUGUST 17, 2009
TO THE CURRENTLY EFFECTIVE
STATEMENT OF ADDITIONAL INFORMATION
OF EACH OF THE LISTED FUNDS

Franklin Investors Securities Trust

Franklin Low Duration Total Return Fund and
Franklin Total Return Fund

Franklin Custodian Funds

Franklin Income Fund

Templeton Income Trust

Templeton Global Total Return Fund

The Statement of Additional Information is amended as follows:

1.     For Franklin Income Fund, the non-fundamental investment policy limiting its investments in illiquid securities to 10% of its assets is amended to such that the Fund may not invest more than 15% of its net assets in illiquid securities.

2.     For Franklin Total Return Fund and Franklin Low Duration Total Return Fund, the non-fundamental investment policy regarding borrowing under "Goals, Strategies, and Risks - Non-Fundamental Investment Policies" is deleted.

3. For Franklin Income Fund, the following is added to the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks" section:

Asset-backed securities The Fund may invest in asset-backed securities, including adjustable-rate asset-backed securities that have interest rates that reset at periodic intervals. Asset-backed securities are similar to mortgage-backed securities. The underlying assets, however, may include receivables on home equity and credit card loans, and automobile, mobile home, and recreational vehicle loans and leases and other assets. Asset-backed securities are issued in either a pass-through structure (similar to a mortgage pass-through structure) or a pay-through structure (similar to a CMO structure). There may be other types of asset-backed securities that are developed in the future in which the Fund may invest. The rate of principal payment on asset-backed securities generally depend on the rate of principal payments received on the underlying assets. The payment rate may be affected by various economic and other factors. Therefore, the yield may be difficult to predict, and actual yield to maturity may be more or less than the anticipated yield to maturity.

The credit quality of most asset-backed securities depends primarily on the credit quality of the underlying assets, how well the issuers of the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Asset-backed securities entail certain risks not presented by mortgage-backed securities as they do not have the benefit of the same type of security interests in the underlying collateral. Credit card receivables are generally unsecured and a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. The Fund’s return on an investment in asset-backed securities for which automobile receivables are the underlying assets may be affected by early pre-payment of principal on the underlying vehicle sales contracts. The issuer of asset-backed securities may be prevented from realizing the full amount due on an automobile sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of bankruptcy and insolvency laws, or other factors. As a result, the Fund may experience delays in payments or losses.

4.     For Franklin Income Fund, Franklin Total Return Fund and Franklin Low Duration Total Return Fund, the following is added to the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks" section:

Borrowing   Under the 1940 Act and the SEC’s current rules, exemptions and interpretations thereunder, the Fund may borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks to increase its holdings of portfolio securities. Under the 1940 Act, the Fund is required to maintain continuous asset coverage of 300% with respect to such borrowings and to reduce the amount of its borrowings (within three days) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that the Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund’s holdings may be disadvantageous from an investment standpoint. Leveraging by means of borrowing may exaggerate the effect of any increase or decrease in the value of portfolio securities on the Fund’s net asset value, and money borrowed will be subject to interest and other costs (which may include commitment fees and/or the cost of maintaining minimum average balances), which may or may not exceed the income or gains received from the securities purchased with borrowed funds.

Under the 1940 Act, the Fund may also borrow for temporary purposes in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

5.     For all Funds listed above, the following is added to the "Goals, Strategies and Risks – Glossary of Investments, Techniques, Strategies and Their Risks" section at the end of the subsection "Borrowing":

Borrowing under the TALF Program. The Fund may participate in the Term Asset-Backed Securities Loan Facility (“TALF”) provided by the Federal Reserve Bank of New York (the “NY Fed”). Under the TALF lending program (the “TALF Program”), the NY Fed provides non-recourse funding to eligible borrowers, such as the Fund, to purchase “TALF Eligible Securities.” TALF Eligible Securities currently include certain AAA-rated asset-backed securities backed by newly and recently originated automobile loans, credit card loans, student loans and SBA-guaranteed small business loans as well as certain commercial mortgage-backed securities and securities backed by insurance premium finance loans. The specifics of what constitute TALF Eligible Securities are set forth from time to time in the TALF Terms and Conditions published from time to time by the NY Fed. Under the TALF Program, the Fund is able to borrow from the NY Fed, on a non-recourse basis, to purchase TALF Eligible Securities by paying up-front a haircut amount (the amount of which is set from time to time by the NY Fed) that ranges generally from 5 to 15% of the TALF Eligible Security, pledging such TALF Eligible Security as collateral for such loan, and paying certain administrative and other fees. The term of TALF loans are generally three or five years depending upon the type of collateral pledged by the Fund. The interest and principal paid on the collateral is received on behalf of the NY Fed, and amounts remaining after payment of interest and principal then due on the loan are remitted to the Fund. The Fund remains responsible for any principal loss on a TALF Eligible Security purchased by the Fund. If, however, the Fund determines that the principal loss is in an amount equal to or greater than the Fund’s haircut for the related TALF loan, the Fund may choose to exercise its rights under the TALF Program to put such TALF Eligible Security back to the NY Fed in complete satisfaction of the Fund’s obligations under the related TALF loan. Thus, the Fund will not be at risk, except in very limited circumstances, for losses in excess of its haircut because of the non-recourse nature of the TALF loans and the Fund’s ability to put back the collateral to cancel the loan.

A borrowing by the Fund under the TALF Program is subject to similar risks associated with borrowings from banks as described above. However, pursuant to a no-action letter issued by the Staff of the SEC to the funds within Franklin Templeton Investments, in lieu of complying with the 300% asset coverage requirements of Section 18 of the 1940 Act, a fund need only segregate, on its books or the books of its custodian, liquid assets in an amount equal to the outstanding principal and interest due on the TALF loan. Thus, the combination of this asset segregation requirement and the pledge of TALF Eligible Securities ensure that the Fund’s borrowing under the TALF Program will, in effect, have asset coverage of at least 200%. Borrowing under the TALF Program also may cause the Fund to incur costs, in addition to the interest due, including an administrative fee imposed by the NY Fed (currently between 5 and 20 bps) and certain other fees that may be charged by the primary dealers.

While not anticipated, should the periodic interest and principal payments due on a TALF loan exceed the amounts received on the pledged TALF Eligible Security, the Fund may be required to pay such additional amounts from its other portfolio assets which could cause the Fund to sell other securities or investments at times when it might not otherwise choose to do so. In addition, in some instances, the Fund may be deemed to have earned income on the pledged collateral that must be paid out to shareholders under applicable Federal tax regulations without receiving cash sufficient to make such distributions. The Fund has also agreed not to exercise or refrain from exercising any vote, consent or waiver rights under a TALF Eligible Security without consent of the NY Fed.

With respect to the Fund’s investment policy relating to investments in illiquid securities, during those times, if any, when a TALF Eligible Security subject to a loan is considered to be an “illiquid security,” the Fund will count as illiquid only the amount by which the fair value of such security exceeds the amount of the TALF loan.

Please keep this supplement for future reference.